EXHIBIT 10.7

LOAN SERVICES AGRI ENT

Escrow No.

Date: December 17, 2012

ARTICLE I

PARTIES AND ADDRESSES AND TELEPHONES

1:01 CHICAGO TITLE INSURANCE COMPANY (hereinafter referred as to CTI)

15951 S.W. 41st Street Suite 800
Weston, Florida 33331
Alan S. Weissman
Alan.Weissman@fnf.com
Phone 954-315-1852
Fax: 954-971-2050

1:02 BORROWER:

Panache Beverage Inc.
Attention: J Amos Dale
40 West 23rd Street, 2nd Floor
New York, NY 10010
Telephone: 1-917-545-9827

1:03 LENDER:

Consilium Corporate Recovery Master Fund, Ltd
c/o Consilium Investment Management
Attention: 3101 N. Federal Highway, Suite 502
Ft. Lauderdale, Florida
Telephone: 954-315-9381

ARTICLE II PURPOSE

2.01 CHICAGO TITLE INSURANCE COMPANY, a Missouri Corporation, hereinafter referred to as CTI, in consideration of a fee of $350 agrees to be the Escrow Agent for a $2,100,000 loan given by Lender to Borrower and agrees to process draw request upon the payment to it of a service charge of $ 75.00 per draw , does hereby agree with

Consilium Corporate Recovery Master Fund LENDER

Panache Beverage Inc. BORROWER

that it will disburse the proceeds of the Loan through Funding Requisitions (hereinafter referred to as "Requisition") in accordance with the amounts set forth in the Disbursement Schedule (Exhibit A) and pursuant to a draw Requisition form (Exhibit "B") signed by both Lender and Borrower.

ARTICLE III DISBURSEMENT

3.01: All parties agree that this Agreement does not create a partnership, a trust relationship, agency relationship, a third party beneficiary relationship, or any other legal relationship other than that of independent contracting parties.

3.02: Proceeds of the loan shall be funded as allocated and agreed herewith by Borrower and Lender, as shown in the Budget and Disbursement Schedule, Exhibit A. Should a Requisition as submitted by Borrower therein reflect increases or changes in the Disbursement Schedule, CTI shall have no liability to Borrower, or Lender or any other person for any consequences resulting there from including but not limited to liability under F.S. 713.3471. CTI shall further have the right to rely on the Requisitions signed by both Borrower and Lender and shall not have any liability to Borrower, or Lender for any consequences resulting from any errors or omissions in said disclosures of identities.

3.03: In consideration of, among other things, CTI's entering into this Agreement, Borrower and Lender indemnify and saves CTI harmless from any and all losses. costs, damages, expenses and liabilities, including attorney's fees, which CTI may incur under this agreement exclusive of gross negligence or willful misconduct.

3.04: CTI will not be liable for loss or impairment of any funds which are in the course of collection or on deposit with any bank due to bank failure, insolvency or suspension.

3.05: CTI shall have no responsibility to determine compliance with F.S. 713.347 as that is the responsibility of the Borrower and Lender.

3.06: Nothing contained in this Agreement shall in any way limit or diminish the obligations of the Borrower nor the rights of the Lender as may be contained in any Loan Agreement between said parties. CTI has no responsibility for determining whether Borrower or Lender is in compliance with the terms of any Agreement with the Lender nor shall CTI be responsible for failure of either party to perform under such Agreement. The signed draw Requisition signed by both Borrower and Lender shall be deemed Lender's direction to CTI to disburse pursuant to said Requisition.

3.07: The entire $2,100,000.00 in loan proceeds will be disbursed to CTI and they will be placed in a segregated account with Bank of America for subsequent disbursement. Borrower (with Lenders written approval) will instruct Bank of America where and/how said funds are to be placed. All interest earned shall be for the benefit of the Borrower, Borrower's Tax I.D. number is 38-3855631.

ARTICLE IV DISPUTE

4.01 In the event of a dispute as to the disbursement of said funds not resolved within 30 days, CT is authorized to interplead said funds into the registry of the Broward Court, Circuit Court and deduct any expenses incurred for said inter-pleader filing, including without limitation reasonable legal fees.

ARTICLE V EXHIBITS

5.01 The following exhibits are attached hereto and made part hereof:

A, B,

DATE: THIS___________DAY OF________________________, 20_______.

BORROWER: **Panache Beverage, Inc.**

BY:____

LENDER: **Consilium Corporate Recovery Master Fund, Ltd**

BY:____

CHICAGO TITLE INSURANCE COMPANY

BY: ______________________________________
Alan S. Weissman
Vice President

EXHIBIT A

Budget and **Disbursement Schedule**

EXHIBIT B

PAYMENT SYSTEM SCHEDULE

CTI is authorized to make disbursements of the loan as described in Exhibit A, in the amount shown on the various requisitions described below, by making payments as the lender/borrower deems necessary directly of the amount set forth in the requisition under the terms and conditions described herein. All disbursements shall be signed by Lender and Borrower by completion of the Requisition, a copy of which is attached as Exhibit B-1.

Tranche #/ Month	Payee		Amount
	Tony Radisich Loan- Principal	$	183,500
	Tony Radisich Loan- Accrued Int	$	42,530
	Dale Trust Partnership Loan- Principal	$	200,000
	Dales Trust Partnership Loan- Accrued Int	$	19,595
	World on a String Loan-Principal	$	250,000
	World on a String Loan-Guaranteed Int Balance	$	10,000
	AJB Consulting-Principal	$	160,000
	AJB Consulting-Interest	$	22,500
	Reduction of miscellaneous aged A/P	$	99,295
	Shares buy-back	$	50,000
	US Treasury-FET	$	10,000
	Murai Wald Biondo & Moreno, P.A. (includes IP counsel, UCC searches, and filings)	$	40,054
	Brett Verona	$	10,000
	WORKING CAPITAL	$	412,526
#1/December 2012	INITIAL DISBURSEMENT	$	1,500,000
	Remaining Balance to be held in Escrow	**$**	**600,000**
#2/March 2013		$	300,000
#3/June 2013		$	-
#4/ September 2013		$	200,000
#5/December 2013		$	100,000

PBI ex-Wodka Budget

PBI Budget	October	November	December	[redacted]	January	February	March	April	May	June	July	August	September	October	November	December	[redacted]
Cases				[redacted]													[redacted]
Alibi USA (750ml)	-	880	2,960	[redacted]	3,600	3,600	2,670	2,400	1,200	2,400	2,400	2,400	2,400	2,400	2,400	3,600	[redacted]
Alibi USA (1.75L-9L Equivalent)				[redacted]					2,600	1,600	1,600		1,600		1,600		[redacted]
Alibi International				[redacted]				1,000		1,000		1,000	1,000	1,000	2,000	2,000	[redacted]
Alchemia				[redacted]	1,392	-	-	900	1,000	1,100			1,000	-	1,200		[redacted]
Revenue				[redacted]													[redacted]
Alibi USA (750ml)	$ -	$ 113,203	$ 379,488	[redacted]	$ 463,104	$ 463,104	$ 343,469	$ 308,736	$ 154,368	$ 308,736	$ 308,736	$ 308,736	$ 308,736	$ 308,736	$ 308,736	$ 463,104	[redacted]
Alibi USA (1.75L-9L Equivalent)				[redacted]	$ -	$ -	$ -	$ -	$ 221,378	$ 136,232	$ 136,232	$ -	$ 136,232	$ -	$ 136,232	$ -	[redacted]
Alibi International	$ -	$ -	$ -	[redacted]	$ -	$ -	$ -	$ 132,000	$ -	$ 132,000	$ -	$ 132,000	$ 132,000	$ 132,000	$ 264,000	$ 264,000	[redacted]
Alchemia	$ -	$ -	$ -	[redacted]	$ 91,872	$ -	$ -	$ 59,400	$ 66,000	$ 72,600	$ -	$ -	$ 66,000	$ -	$ 79,200	$ -	[redacted]
TOTAL Revenue	$ -	$ 113,203	$ 379,488	[redacted]	$ 554,976	$ 463,104	$ 343,469	$ 500,136	$ 441,746	$ 649,568	$ 444,968	$ 440,736	$ 642,968	$ 440,736	$ 788,168	$ 727,104	[redacted]
COGS				[redacted]													[redacted]
Alibi USA (750ml)	$ -	$ 95,301	$ 205,497	[redacted]	$ 250,776	$ 250,776	$ 185,992	$ 167,184	$ 83,592	$ 167,184	$ 164,616	$ 164,616	$ 164,616	$ 164,616	$ 164,616	$ 246,924	[redacted]
Alibi USA (1.75L-9L Equivalent)				[redacted]	$ -	$ -	$ -	$ -	$ 141,378	$ 87,002	$ 87,002	$ -	$ 87,002	$ -	$ 87,002	$ -	[redacted]
Alibi International	$ -	$ -	$ -	[redacted]	$ -	$ -	$ -	$ 69,660	$ -	$ 69,660	$ -	$ 69,660	$ 69,660	$ 69,660	$ 139,320	$ 139,320	[redacted]
Alchemia	$ -	$ -	$ -	[redacted]	$ 59,884	$ -	$ -	$ 38,718	$ 43,020	$ 47,322	$ -	$ -	$ 43,020	$ -	$ 51,624	$ -	[redacted]
TOTAL COGS	$ -	$ 95,301	$ 205,497	[redacted]	$ 310,660	$ 250,776	$ 185,992	$ 275,562	$ 267,990	$ 371,168	$ 251,618	$ 234,276	$ 364,298	$ 234,276	$ 442,562	$ 386,244	[redacted]
Gross Profit				[redacted]													[redacted]
Alibi USA (750ml)	$ -	$ 17,902	$ 173,991	[redacted]	$ 212,328	$ 212,328	$ 157,477	$ 141,552	$ 70,776	$ 141,552	$ 144,120	$ 144,120	$ 144,120	$ 144,120	$ 144,120	$ 216,180	[redacted]
Alibi USA (1.75L-9L Equivalent)	$ -	$ -	$ -	[redacted]	$ -	$ -	$ -	$ -	$ 80,000	$ 49,231	$ 49,231	$ -	$ 49,231	$ -	$ 49,231	$ -	[redacted]
Alibi International	$ -	$ -	$ -	[redacted]	$ -	$ -	$ -	$ 62,340	$ -	$ 62,340	$ -	$ 62,340	$ 62,340	$ 62,340	$ 124,680	$ 124,680	[redacted]
Alchemia	$ -	$ -	$ -	[redacted]	$ 31,988	$ -	$ -	$ 20,682	$ 22,980	$ 25,278	$ -	$ -	$ 22,980	$ -	$ 27,576	$ -	[redacted]
TOTAL GP	$ -	$ 17,902	$ 173,991	[redacted]	$ 244,316	$ 212,328	$ 157,477	$ 224,574	$ 173,756	$ 278,401	$ 193,351	$ 206,460	$ 278,671	$ 206,460	$ 345,607	$ 340,860	[redacted]
Operating Expenses				[redacted]													[redacted]
Auto	$ 2,938	$ 2,938	$ 2,938	[redacted]	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	$ 4,319	[redacted]
Bank & Finance Charges	$ 752	$ 752	$ 4,895	[redacted]	$ 8,954	$ 37,849	$ 789	$ 789	$ 789	$ 789	$ 789	$ 789	$ 789	$ 789	$ 789	$ 789	[redacted]
Insurance	$ 7,774	$ 6,821	$ 6,821	[redacted]	$ 6,821	$ 8,861	$ 10,901	$ 10,901	$ 10,901	$ 12,941	$ 11,921	$ 11,921	$ 12,941	$ 11,921	$ 11,921	$ 12,941	[redacted]
Management & Staff Comp	$ 72,052	$ 213,052	$ 110,288	[redacted]	$ 75,616	$ 92,967	$ 95,146	$ 95,061	$ 94,979	$ 107,233	$ 99,041	$ 102,376	$ 107,575	$ 99,768	$ 105,109	$ 179,202	[redacted]
Other Operating Expenses	$ 1,348	$ 1,348	$ 1,348	[redacted]	$ 1,416	$ 1,416	$ 1,416	$ 1,436	$ 1,416	$ 1,416	$ 1,416	$ 1,416	$ 1,416	$ 1,416	$ 1,416	$ 1,436	[redacted]
Professional Fees	$ 16,691	$ 17,430	$ 10,700	[redacted]	$ 15,000	$ 18,000	$ 12,000	$ 11,100	$ 10,800	$ 12,900	$ 11,100	$ 10,800	$ 9,300	$ 14,300	$ 14,530	$ 9,300	[redacted]
SG&A	$ 6,059	$ 6,059	$ 6,059	[redacted]	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	$ 6,362	[redacted]
Travel, Meals & Entertainment	$ 16,472	$ 16,472	$ 16,472	[redacted]	$ 19,696	$ 20,296	$ 20,296	$ 20,896	$ 20,896	$ 21,496	$ 21,496	$ 21,496	$ 21,496	$ 21,496	$ 21,496	$ 21,496	[redacted]
Marketing & Advertising	$ 20,798	$ 20,798	$ 20,798	[redacted]	$ 22,780	$ 22,780	$ 22,780	$ 34,660	$ 34,660	$ 34,660	$ 51,020	$ 51,020	$ 51,020	$ 72,522	$ 72,522	$ 72,522	[redacted]
Distributor Marketing Support- Wodka	$ -	$ -	$ -	[redacted]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	[redacted]
Distributor Marketing Support-Alibi	$ -	$ 10,560	$ 35,400	[redacted]	$ 43,200	$ 43,200	$ 32,040	$ 28,800	$ 14,400	$ 28,800	$ 28,800	$ 28,800	$ 28,800	$ 28,800	$ 28,800	$ 43,200	[redacted]
Interest on Existing Loans	$ 9,077	$ 8,945	$ 9,077	[redacted]	$ 10,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	[redacted]
Interest on New Loans	$ 3,750	$ 3,750	$ 24,750	[redacted]	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	$ 21,000	[redacted]
Total Operating Expenses	$ 157,712	$ 308,925	$ 249,546	[redacted]	$ 235,163	$ 277,049	$ 227,049	$ 285,303	$ 220,522	$ 251,916	$ 257,264	$ 260,299	$ 265,018	$ 282,492	$ 288,262	$ 372,546	[redacted]
EBT	(157,712)	(291,023)	(75,555)	[redacted]	9,153	(64,721)	(69,572)	(10,729)	(46,766)	26,485	(63,913)	(53,839)	13,653	(76,032)	57,344	(31,686)	[redacted]

Cash Flows

	October	November	December	[redacted]	January	February	March	April	May	June	July	August	September	October	November	December	[redacted]
Beginning Cash	$0	$0	$45,683	[redacted]	$346,931	$90,397	$291,470	$456,829	$307,445	$132,794	$107,186	$161,705	$359,731	$177,184	$275,417	$89,362	[redacted]
Operating Expenses (ex int on new loan & dist	($149,885)	($290,670)	($175,319)	[redacted]	($170,963)	($212,849)	($174,009)	($185,503)	($185,122)	($202,116)	($207,464)	($210,499)	($215,218)	($232,692)	($238,462)	($308,346)	[redacted]
Distributor Marketing Support (60 days)	$0	$0	$0	[redacted]	($10,560)	($35,400)	($43,200)	($43,200)	($32,040)	($28,800)	($14,400)	($28,800)	($28,800)	($28,800)	($28,800)	($28,800)	[redacted]
Add Non-Cash Expenses	$23,450	$164,450	$23,450	[redacted]	$20,494	$20,117	$15,117	$15,117	$15,117	$13,033	$13,033	$18,033	$13,033	$13,033	$13,033	$13,033	[redacted]
Factoring -Advance (75%)	$0	$51,786	$102,060	[redacted]	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	[redacted]
Factoring- Reserves (25%)	$0	$0	$49,157	[redacted]	$129,335	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	[redacted]
DSWE Prepayments	$0	$308,736	$0	[redacted]	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	[redacted]
Sales Proceeds Alibi-750 ml (Net 30)				[redacted]		$ 463,104	$ 463,104	$ 343,469	$ 308,736	$ 154,368	$ 308,736	$ 308,736	$ 308,736	$ 308,736	$ 308,736	$ 308,736	[redacted]
Sales Proceeds Wodka (Net 60)				[redacted]													[redacted]
Sales Proceeds Alchemia (Net 60)			$ -	[redacted]	$ -	$ -	$ 91,872	$ -	$ -	$ 59,400	$ 66,000	$ 72,600	$ -	$ -	$ 66,000	$ -	[redacted]
Sales Proceeds Alibi International (Net 60)				[redacted]	$ -	$ -	$ -	$ -	$ -	$ 132,000	$ -	$ 132,000	$ -	$ 132,000	$ 132,000	$ 132,000	[redacted]
Sales Alibi USA -1.75L (Net 30)				[redacted]	$ -	$ -	$ -	$ -	$ -	$ 221,378	$ 136,232	$ 136,232	$ -	$ 136,232	$ -	$ 136,232	[redacted]

PBI-Wodka Budget

PBI Budget	October	November	December	2012	January	February	March	April	May	June	July	August	September	October	November	December	2013
Pmt to Distillers & Phoenix Packaging	($149,014)	($246,196)	($367,298)	[illegible]	($59,884)	($39,842)	($185,992)	($275,562)	($267,990)	($371,168)	($251,618)	($234,276)	($364,298)	($234,276)	($442,562)	($386,244)	(3,113,712)
DSWE Equity Contribution	$0	$7,075	$23,718	[illegible]	$28,944	$28,944	$21,467	$19,296	$9,648	$19,296	$19,296	$19,296	$19,296	$19,296	$19,296	$28,944	[illegible]
Purchasing Bourbon				0			($300,000)										(300,000)
FCF due to Bourbon Release			$0	0	$0	$0	$0	$0	$0	$0	$7,703	$7,703	$7,703	$7,703	$7,703	$11,555	[illegible]
Capitalization AJB Note	300,000			300,000													0
Repayment AJB Note				0	($172,500)										$0	$0	(172,500)
Consillium Line of Credit/Loan	$0	$0	$1,500,000	1,500,000	$0	$0	$300,000	$0	$0	$0	$0	$0	$100,000	$0	$0	$200,000	[illegible]
Repayment	$0	$0	$0	0	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	($21,000)	(252,000)
Intercompany Loan to Wodka				0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	0
Shares buy-back (Clausen Settlement)			($50,000)	[illegible]													0
Outstanding A/P Payments	$0	$0	($99,295)	(99,295)	$0	($2,000)	($2,000)	($2,000)	($2,000)	($2,000)	($2,000)	($2,000)	($2,000)	($2,000)	($2,000)	($2,000)	(22,000)
Other Outstanding Liabilities Pmt	$0	$0	$0	0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	0
High Interest Loans Repayment			($705,625)	(705,625)													0
LT & Related Party Liabilities Pmt	$0	$0	$0	0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	0
Accrued Salaries				0													0
Ending Cash	$0	$45,683	$346,531	346,531	$90,397	$291,470	$456,829	$307,445	$132,794	$107,186	$161,705	$359,731	$177,184	$275,417	$89,362	$173,472	173,472

New Loans

	October	November	December	2012	January	February	March	April	May	June	July	August	September	October	November	December	2013
AJB Consulting Loan																	
Beginning Principal	300,000	300,000	300,000	300,000	300,000												300,000
Beginning Accrued Interest	-	3,750	7,500	[illegible]	22,500												22,500
Monthly Interest Accrual (1.25%)	3,750	3,750	3,750	11,250													0
Total Repayment (7% of GP)				0	172,500												172,500
Interest Reduction	-	-	-	0	22,500												[illegible]
Principal Reduction	-	-	-	0	150,000												150,000
Ending Principal	300,000	300,000	300,000	300,000	150,000	to be converted into equity											0
Ending Accrued Int	3,750	7,500	11,250	11,250	-												0
Consillium Loan																	
Beginning Principal	-	-	2,100,000	0	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000
Beginning Accrued Interest	-	-	-	0	-	-	-	-	-	-	-	-	-	-	-	-	0
Monthly Interest Accrual (0.1)				0	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	252,000
Total Repayment	-	-	-	0	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	252,000
Interest Reduction	-	-	-	0	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	21,000	252,000
Principal Reduction	-	-	-	0	-	-	-	-	-	-	-	-	-	-	-	-	0
Ending Principal	-	-	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000	2,100,000
Ending Accrued Int	-	-	-	0	-	-	-	-	-	-	-	-	-	-	-	-	0

Bourbon Reserves Release Schedu

	October	November	December	2012	January	February	March	April	May	June	July	August	September	October	November	December	2013
Balance (barrels)- Beginning			-	0	-	-	600	600	600	600	600	590	579	569	559	549	0
Balance (cases) -Beginning			-	0	-	-	42,060	42,060	42,060	42,060	42,060	41,340	40,620	39,900	39,180	38,460	0
Release (cases)- 30% of total				0							720	720	720	720	720	1,080	[illegible]
Balance (cases)- Ending			-	0	-	-	42,060	42,060	42,060	42,060	41,340	40,620	39,900	39,180	38,460	37,380	[illegible]

DRAW REQUEST

Al Weisman
Chicago Title Insurance Company
15951 SW 41st Street
Suite 800
Weston, FL 33331

Re: Loan Services Agreement with Panache Beverages Inc. as Borrower and Consilium Corporate Recovery Master Fund, Ltd, as Lender

Dear Mr. Weisman:

As evidenced by the joint signature of the parties below, I hereby instruct you to wire from the referenced bank account the sum of $____________________ to Borrower's account located at Bank of America in Brooklyn, NY, pursuant to the following wire instructions:

____
____
____
____

As required under the Loan Services Agreement, this document is signed in counterparts by both Borrower and Lender and you have a right to rely upon the same, provided that the transmittal to you is from Consilium Corporate Recovery Master Fund, Ltd, and executed by either Charles Cassel, or Jonathan Binder. The Lender will procure the signature of the Borrower and then attach its own signature to this draw request.

BORROWER:

PANACHE BEVERAGE, INC.

By: ________________________________
Name: ________________________________
Title: ________________________________

LENDER:

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.

By: ________________________________
Name: ________________________________
Title: ________________________________